Commitments and Contingencies	9 Months Ended
Sep. 30, 2023
Capital commitments [abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
(a)Capital commitments
The Company had the following capital commitments as at September 30, 2023:

September 30, 2023
(Unaudited)
Construction in progress	12,491
(b)Lease contingency

We are party to a lease with Janssen under which we expect to lease an approximately 106,000 square foot manufacturing facility from Janssen located in Raritan, New Jersey. That lease will become effective and recorded as a lease on a future date in connection with the Company’s assumption of control of such facility in accordance with the Janssen Agreement. For this facility, which we will collaboratively operate with Janssen, we continue to invest in manufacturing, quality, information technology and distribution capabilities to support the launch of CARVYKTI.